UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2009

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Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

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Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 13, 2009, Flagstone Reinsurance Holdings Limited (the “Company”) announced that it will host an Investor Day for financial analysts and investors at the Andaz Liverpool Street Hotel in London at 8:00 a.m. BST (3:00 a.m. EST) on Friday June 19, 2009.  The event will feature presentations by Mark Byrne, the Company’s Executive Chairman, David Brown, the Company’s Chief Executive Officer, and other members of its senior management team.  The presentation and a live listen-only audio webcast will be available in the Investor Relations section of the Company’s website www.flagstonere.bm.  A press release announcing the event, the slides to be included in the presentations, and the investor booklet to be distributed to attendees are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this report and incorporated herein by reference.  This Form 8-K and Exhibits 99.1, 99.2 and 99.3 hereto are being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and are therefore not considered to be “filed” with the SEC.

The information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated May 13, 2009, announcing that the Company will host an Investor Day in London on June 19, 2009.
99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Investor Day in London on June 19, 2009.
99.3	Investor booklet entitled “Multi-Line Reinsurance & Insurance” to be distributed at the Investor Day in London on June 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: June 19, 2009	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 13, 2009, announcing that the Company will host an Investor Day in London on June 19, 2009.
99.2	Slides entitled “Multi-Line Reinsurance & Insurance” to be presented at the Investor Day in London on June 19, 2009.
99.3	Investor booklet entitled “Multi-Line Reinsurance & Insurance” to be distributed at the Investor Day in London on June 19, 2009.